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                      SECURITIES AND EXCHANCE COMMISSION

                            Washington, D.C.  20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934
                                 ____________

      Date of Report (Date of earliest event reported):  December 8, 2000
                                 ____________


                             UNIVERSAL CORPORATION

        Virginia                         1-652               54-0414210
(State or other jurisdiction   (Commission File  (I.R.S. Employer Identification
    of organization)                    Number)                Number)
                          1501 North Hamilton Street
                              Richmond, Virginia
                                (804) 359-9311
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  Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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                               EXPLANATORY NOTE

     On September 6, 2000, Universal Corporation commenced a continuous medium term note offering under a prospectus dated August 28, 2000 and a prospectus supplement dated September 6, 2000. This Current Report on Form 8-K is filed for the purpose of filing the Fixed Rate Note that was issued December 8, 2000 pursuant to a Pricing Supplement dated December 1, 2000 previously filed in connection with that medium term note program.

The following exhibits are filed herewith.

      Exhibit Number     Description

            4            $5,000,000 8.05% Fixed Rate Note due December 15, 2005
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        UNIVERSAL CORPORATION


                                        By: /s/ GEORGE C. FREEMAN, III
                                         --------------------------------
                                            George C. Freeman, III
                                            Assistant Secretary


Date:  December 8, 2000